Exhibit 99

NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2003	558.2	568.8	582.0	763.6	2,472.6
2004	614.2	644.3	668.0

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2003	16.5	25.6	24.8	50.3	117.2
2004	5.3	14.0	20.8

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	11.9	11.9	11.8	12.3	47.9
2004	11.8	11.4	11.0

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	0.8	0.2	1.3	2.0	4.3
2004	0.2	(1.2)	(7.2)

	Income Before Taxes, Minority Interest, Extraordinary Gain (Loss)
	and Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2003	3.8	13.5	11.7	36.0	65.0
2004	(6.7)	3.8	17.0

	Net Income
	Q1	Q2	Q3	Q4	FY
2003	4.1	9.6	11.7	27.4	52.8
2004	(4.5)	6.4	13.4

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2003	(0.1)	(0.6)	(0.3)	(0.2)	(1.2)
2004	9.1	(1.1)	(0.3)

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2003	11.7	10.3	8.6	8.0	8.0
2004	13.6	9.8	8.2

	Depreciation, Depletion and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2003	17.1	17.1	16.4	17.8	68.4
2004	16.1	15.7	15.6

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2003	354.8	386.8	423.9	373.2	373.2
2004	333.3	365.6	450.8

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2003	6.3	27.4	13.6	12.4	59.7
2004	10.8	15.7	14.6

	Net Cash Provided by (Used for) Operating Activities
	Q1	Q2	Q3	Q4	FY
2003	1.3	(2.1)	6.6	117.5	123.3
2004	13.1	(11.8)	(29.2)

	Net Cash Provided by (Used for) Investing Activities
	Q1	Q2	Q3	Q4	FY
2003	0.7	(21.6)	(12.6)	(9.3)	(42.8)
2004	(6.9)	(14.3)	(10.3)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2003	31.6%	30.4%	3.4%	28.1%	24.3%
2004	28.4%	-65.8%	21.8%

NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2003	2.0	(23.7)	(6.0)	108.2	80.5
2004	6.2	(26.1)	(39.5)

	Net Cash Provided by (Used for) Financing Activities
	Q1	Q2	Q3	Q4	FY
2003	(9.2)	5.1	(1.3)	(66.5)	(71.9)
2004	(22.2)	21.6	25.5

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2003	2.0	2.1	3.1	3.1	10.3
2004	3.1	3.2	3.7

	Total Debt (4)
	Q1	Q2	Q3	Q4	FY
2003	479.9	489.8	491.3	435.2	435.2
2004	416.4	440.9	469.1

	Equity
	Q1	Q2	Q3	Q4	FY
2003	563.8	585.6	598.7	637.0	637.0
2004	629.9	630.0	644.1

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2003	7.3%	8.4%	8.9%	9.0%	9.0%
2004	7.3%	6.7%	6.8%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

(4)	Total debt presented excludes the obligations of the project mining subsidiaries. The project mining subsidiaries’ utility customers arrange and guarantee the financing of the project mining subsidiaries. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2003	419.0	428.4	407.9	524.3	1,779.6
2004	470.8	495.7	494.5

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2003	74.8	75.5	72.2	89.8	312.3
2004	74.2	73.0	73.9

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2003	62.1	59.9	66.4	75.1	263.5
2004	65.9	65.8	68.7

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2003	12.7	15.6	5.8	14.7	48.8
2004	8.3	7.2	5.2

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	8.0	8.0	7.9	8.4	32.3
2004	8.3	8.1	7.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	0.1	(0.7)	(0.1)	(0.4)	(1.1)
2004	(0.3)	(1.1)	(7.4)

	Income (Loss) Before Taxes, Minority Interest and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2003	4.6	8.3	(2.0)	6.7	17.6
2004	0.3	0.2	4.9

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2003	3.3	5.7	2.6	4.8	16.4
2004	0.5	2.5	4.4

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2003	(0.1)	(0.6)	(0.1)	—	(0.8)
2004	—	(1.0)	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2003	10.5	9.3	8.0	7.9	7.9
2004	7.5	4.9	4.6

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2003	11.3	11.0	10.3	11.5	44.1
2004	10.7	10.6	10.4

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2003	232.9	263.9	286.3	275.9	275.9
2004	248.6	264.4	322.7

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2003	3.2	6.4	8.8	9.2	27.6
2004	7.0	11.2	8.8

	Net Cash Provided by (Used for) Operating Activities
	Q1	Q2	Q3	Q4	FY
2003	12.7	(16.1)	(6.4)	59.9	50.1
2004	24.3	(12.4)	(23.2)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2003	34.8%	33.7%	n.m.	23.9%	10.2%
2004	33.3%	n.m.	12.2%

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Net Cash Provided by (Used for) Investing Activities
	Q1	Q2	Q3	Q4	FY
2003	3.8	(0.6)	(8.0)	(6.3)	(11.1)
2004	(3.1)	(10.3)	(4.9)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2003	16.5	(16.7)	(14.4)	53.6	39.0
2004	21.2	(22.7)	(28.1)

	Net Cash Provided by (Used for) Financing Activities
	Q1	Q2	Q3	Q4	FY
2003	(22.5)	(3.2)	8.5	(16.9)	(34.1)
2004	(30.8)	16.5	15.2

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2003	1.2	1.3	1.3	1.2	5.0
2004	—	—	—

	Total Debt
	Q1	Q2	Q3	Q4	FY
2003	306.3	307.0	316.5	307.7	307.7
2004	277.2	292.9	307.2

	Equity
	Q1	Q2	Q3	Q4	FY
2003	382.2	402.6	407.4	424.8	424.8
2004	425.4	422.1	430.3

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2003	3.0%	4.7%	5.5%	4.1%	4.1%
2004	3.3%	2.5%	2.9%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Wholesale
(in millions, except percentage data)

	Backlog
	Q1	Q2	Q3	Q4	FY
2003	17.3	19.4	20.1	19.1	19.1
2004	24.5	24.7	26.8

	Unit Shipments
	Q1	Q2	Q3	Q4	FY
2003	17.5	17.0	16.2	19.7	70.4
2004	17.6	18.8	18.7

	Revenues – North America
	Q1	Q2	Q3	Q4	FY
2003	256.2	251.7	239.5	321.3	1,068.7
2004	264.9	288.7	296.5

	Revenues – Europe
	Q1	Q2	Q3	Q4	FY
2003	102.7	111.5	102.6	129.7	446.5
2004	128.2	131.7	122.1

	Revenues – Asia-Pacific
	Q1	Q2	Q3	Q4	FY
2003	23.7	26.0	25.1	27.0	101.8
2004	28.2	25.1	31.1

	Revenues – Consolidated
	Q1	Q2	Q3	Q4	FY
2003	382.6	389.2	367.2	478.0	1,617.0
2004	421.3	445.5	449.7

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2003	64.1	64.3	62.2	80.3	270.9
2004	62.9	61.9	61.9

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2003	50.4	48.8	55.1	61.1	215.4
2004	53.2	53.5	57.2

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2003	13.7	15.5	7.1	19.2	55.5
2004	9.7	8.4	4.7

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	6.7	6.6	6.5	6.5	26.3
2004	6.7	6.5	6.1

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	0.3	(0.3)	(0.1)	(1.2)	(1.3)
2004	(0.3)	(1.2)	(7.4)

	Income Before Taxes, Minority Interest and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2003	6.7	9.2	0.7	13.9	30.5
2004	3.3	3.1	6.0

	Revenues – North America – % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2003	12.2%	5.9%	4.4%	22.2%	11.5%
2004	3.4%	14.7%	23.8%

	Revenues – Europe – % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2003	21.4%	20.9%	8.0%	13.8%	15.7%
2004	24.8%	18.1%	19.0%

	Revenues – Asia-Pacific – % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2003	60.1%	49.4%	40.2%	22.7%	41.2%
2004	19.0%	-3.5%	23.9%

	Revenues – Consolidated – % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2003	16.8%	12.1%	7.3%	19.8%	14.2%
2004	10.1%	14.5%	22.5%

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2003	16.8%	16.5%	16.9%	16.8%	16.8%
2004	14.9%	13.9%	13.8%

	Operating Expenses as a % of Revenues
	Q1	Q2	Q3	Q4	FY
2003	13.2%	12.5%	15.0%	12.8%	13.3%
2004	12.6%	12.0%	12.7%

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2003	3.6%	4.0%	1.9%	4.0%	3.4%
2004	2.3%	1.9%	1.0%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2003	34.3%	33.7%	n.m.	27.3%	28.5%
2004	33.3%	-38.7%	16.7%

NACCO Materials Handling Group — Wholesale
(in millions, except percentage data)

	Net Income
	Q1	Q2	Q3	Q4	FY
2003	4.7	6.3	1.6	9.8	22.4
2004	2.5	4.4	5.1

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2003	—	(0.3)	—	—	(0.3)
2004	—	(1.0)	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2003	9.3	8.5	7.4	7.3	7.3
2004	6.9	4.4	4.2

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2003	6.6	6.6	6.4	6.6	26.2
2004	6.7	6.6	6.7

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2003	2.8	5.6	6.1	7.5	22.0
2004	6.8	8.6	5.4

NACCO Materials Handling Group — Retail (net of eliminations)
(in millions, except percentage data)

	Revenues – North America
	Q1	Q2	Q3	Q4	FY
2003	0.7	0.5	—	—	1.2
2004	—	—	—

	Revenues – Europe
	Q1	Q2	Q3	Q4	FY
2003	17.5	19.9	17.8	23.1	78.3
2004	21.6	21.3	21.2

	Revenues – Asia Pacific
	Q1	Q2	Q3	Q4	FY
2003	18.2	18.8	22.9	23.2	83.1
2004	27.9	28.9	23.6

	Revenues – Consolidated
	Q1	Q2	Q3	Q4	FY
2003	36.4	39.2	40.7	46.3	162.6
2004	49.5	50.2	44.8

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2003	(1.0)	0.1	(1.3)	(4.5)	(6.7)
2004	(1.4)	(1.2)	0.5

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	1.3	1.4	1.4	1.9	6.0
2004	1.6	1.6	1.6

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	(0.2)	(0.4)	—	0.8	0.2
2004	—	0.1	—

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2003	(2.1)	(0.9)	(2.7)	(7.2)	(12.9)
2004	(3.0)	(2.9)	(1.1)

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2003	(1.4)	(0.6)	1.0	(5.0)	(6.0)
2004	(2.0)	(1.9)	(0.7)

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2003	(0.1)	(0.3)	(0.1)	—	(0.5)
2004	—	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2003	1.2	0.8	0.6	0.6	0.6
2004	0.6	0.5	0.4

	Revenues – North America – % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2003	-90.8%	-92.2%	n.m	n.m	-95.4%
2004	n.m.	n.m.	n.m.

	Revenues – Europe – % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2003	8.7%	22.8%	13.4%	26.9%	18.3%
2004	23.4%	7.0%	19.1%

	Revenues – Asia Pacific – % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2003	-10.8%	-0.5%	8.0%	20.2%	4.1%
2004	53.3%	53.7%	3.1%

	Revenues – Consolidated – % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2003	-17.5%	-5.5%	-6.0%	6.9%	-5.6%
2004	36.0%	28.1%	10.1%

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2003	-2.7%	0.3%	-3.2%	-9.7%	-4.1%
2004	-2.8%	-2.4%	1.1%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2003	33.3%	33.3%	n.m.	44.4%	53.5%
2004	33.3%	34.5%	36.4%

Housewares — Consolidated *
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2003	116.0	118.3	151.2	213.2	598.7
2004	117.5	121.5	143.7

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2003	21.5	26.9	35.3	55.9	139.6
2004	25.1	28.3	33.8

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2003	25.3	22.5	23.9	25.9	97.6
2004	34.5	26.0	25.4

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2003	(3.8)	4.4	11.4	30.0	42.0
2004	(9.4)	2.3	8.4

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	1.6	1.7	1.7	1.5	6.5
2004	1.8	1.5	1.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	0.3	0.1	1.1	1.8	3.3
2004	—	(0.4)	(0.2)

	Income Before Taxes
	Q1	Q2	Q3	Q4	FY
2003	(5.7)	2.6	8.6	26.7	32.2
2004	(11.2)	1.2	7.1

	Net Income
	Q1	Q2	Q3	Q4	FY
2003	(3.4)	1.5	5.2	16.2	19.5
2004	(6.5)	1.3	4.4

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2003	—	—	(0.2)	(0.2)	(0.4)
2004	9.1	(0.1)	(0.3)

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2003	1.2	1.0	0.6	0.1	0.1
2004	6.1	4.9	3.6

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2003	3.2	3.2	3.2	3.1	12.7
2004	2.5	2.2	2.1

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2003	105.6	109.7	124.9	107.8	107.8
2004	90.2	100.8	128.8

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2003	40.4%	42.3%	39.5%	39.3%	39.4%
2004	42.0%	n.m.	38.0%

Housewares — Consolidated *
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2003	1.4	1.9	1.0	1.5	5.8
2004	2.6	2.6	1.5

	Net Cash Provided by (Used for) Operating Activities
	Q1	Q2	Q3	Q4	FY
2003	(6.7)	0.2	2.0	45.7	41.2
2004	(3.4)	(9.0)	(16.5)

	Net Cash Provided by (Used for) Investing Activities
	Q1	Q2	Q3	Q4	FY
2003	(1.4)	(1.9)	(1.0)	(1.5)	(5.8)
2004	(2.6)	(2.5)	(1.1)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2003	(8.1)	(1.7)	1.0	44.2	35.4
2004	(6.0)	(11.5)	(17.6)

	Net Cash Provided by (Used for) Financing Activities
	Q1	Q2	Q3	Q4	FY
2003	6.9	2.7	(3.0)	(42.8)	(36.2)
2004	3.9	13.3	16.4

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2003	0.5	0.5	0.5	11.3	12.8
2004	1.0	5.0	20.0

	Total Debt
	Q1	Q2	Q3	Q4	FY
2003	65.4	68.7	66.2	35.0	35.0
2004	40.0	58.7	95.0

	Equity
	Q1	Q2	Q3	Q4	FY
2003	149.7	150.1	156.2	161.6	161.6
2004	148.6	151.3	135.8

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2003	11.7%	12.4%	12.5%	12.6%	12.6%
2004	10.7%	10.5%	10.2%

* Housewares Consolidated includes Hamilton Beach◆Proctor-Silex, Kitchen Collection and the related intercompany eliminations.

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach◆Proctor-Silex, Inc.
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2003	95.7	97.6	126.2	173.3	492.8
2004	96.6	101.1	118.7

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2003	12.6	17.5	24.3	37.5	91.9
2004	15.8	18.9	22.6

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2003	15.8	12.8	13.4	13.7	55.7
2004	24.4	15.4	14.4

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2003	(3.2)	4.7	10.9	23.8	36.2
2004	(8.6)	3.5	8.2

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	1.5	1.6	1.6	1.5	6.2
2004	1.7	1.3	1.4

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	0.3	0.1	1.1	1.8	3.3
2004	—	(0.3)	(0.2)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2003	(5.0)	3.0	8.2	20.5	26.7
2004	(10.3)	2.5	7.0

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2003	(3.0)	1.8	4.9	12.5	16.2
2004	(5.9)	2.0	4.3

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2003	—	—	(0.2)	(0.2)	(0.4)
2004	9.1	(0.1)	(0.3)

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2003	1.2	1.0	0.6	0.1	0.1
2004	6.1	4.9	3.6

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2003	2.9	2.9	2.8	2.7	11.3
2004	2.2	1.8	1.8

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2003	93.0	98.2	115.0	100.7	100.7
2004	78.2	87.6	113.4

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2003	1.0	1.4	0.9	1.2	4.5
2004	2.3	1.3	1.3

	Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2003	-5.6%	-14.3%	2.1%	5.1%	-2.2%
2004	0.9%	3.6%	-5.9%

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2003	13.2%	17.9%	19.3%	21.6%	18.6%
2004	16.4%	18.7%	19.0%

	Operating Expenses as a % of Revenues
	Q1	Q2	Q3	Q4	FY
2003	16.5%	13.1%	10.7%	7.9%	11.3%
2004	25.3%	15.2%	12.1%

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2003	-3.3%	4.8%	8.6%	13.7%	7.3%
2004	-8.9%	3.5%	6.9%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2003	40.0%	40.0%	39.0%	39.3%	39.3%
2004	41.7%	20.0%	38.6%

Hamilton Beach◆Proctor-Silex, Inc.
(in millions, except percentage data)

	Net Cash Provided by (Used for) Operating Activities
	Q1	Q2	Q3	Q4	FY
2003	1.1	(1.0)	(0.5)	35.1	34.7
2004	6.2	(7.3)	(14.2)

	Net Cash Provided by (Used for) Investing Activities
	Q1	Q2	Q3	Q4	FY
2003	(1.0)	(1.4)	(0.9)	(1.2)	(4.5)
2004	(2.3)	(1.1)	(1.0)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2003	0.1	(2.4)	(1.4)	33.9	30.2
2004	3.9	(8.4)	(15.2)

	Net Cash Provided by (Used for) Financing Activities
	Q1	Q2	Q3	Q4	FY
2003	(1.3)	3.3	(0.5)	(33.2)	(31.7)
2004	(5.4)	10.3	13.9

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2003	0.5	0.5	0.5	7.5	9.0
2004	1.0	5.0	20.0

	Total Debt
	Q1	Q2	Q3	Q4	FY
2003	56.5	60.3	60.3	35.0	35.0
2004	30.6	46.3	80.2

	Equity
	Q1	Q2	Q3	Q4	FY
2003	139.4	140.0	145.9	151.4	151.4
2004	139.0	142.4	126.7

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2003	9.6%	10.6%	11.3%	11.3%	11.3%
2004	9.3%	9.4%	9.1%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, Inc.
(in millions, except percentage and number of stores)

	Number of Stores
	Q1	Q2	Q3	Q4	FY
2003	172	178	179	180	180
2004	183	185	187

	Revenues
	Q1	Q2	Q3	Q4	FY
2003	20.6	21.8	26.0	41.8	110.2
2004	21.7	21.4	26.0

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2003	8.8	9.4	11.2	18.5	47.9
2004	9.3	9.4	11.2

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2003	9.5	9.7	10.4	12.3	41.9
2004	10.2	10.5	11.0

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2003	(0.6)	(0.3)	0.8	6.2	6.1
2004	(0.9)	(1.1)	0.2

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	—	0.1	0.1	—	0.2
2004	0.1	0.1	0.1

Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	—	—	—	—	—
2004	—	—	—

	Income Before Taxes
	Q1	Q2	Q3	Q4	FY
2003	(0.7)	(0.4)	0.7	6.2	5.8
2004	(0.9)	(1.2)	0.1

	Net Income
	Q1	Q2	Q3	Q4	FY
2003	(0.4)	(0.3)	0.4	3.8	3.5
2004	(0.6)	(0.7)	0.1

Restructuring Expense
	Q1	Q2	Q3	Q4	FY
2003	—	—	—	—	—
2004	—	—	—

Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2003	—	—	—	—	—
2004	—	—	—

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2003	0.3	0.3	0.3	0.3	1.2
2004	0.3	0.3	0.4

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2003	12.7	11.7	10.3	7.5	7.5
2004	12.5	13.5	15.7

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2003	0.3	0.5	0.1	0.3	1.2
2004	0.3	1.3	0.2

	Average Sales Per Store
	Q1	Q2	Q3	Q4	FY
2003	0.1	0.1	0.1	0.2	0.5
2004	0.1	0.1	0.1

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2003	42.7%	43.1%	43.1%	44.2%	43.5%
2004	42.8%	43.9%	43.1%

	Operating Expenses as a % of Revenues
	Q1	Q2	Q3	Q4	FY
2003	46.0%	44.5%	40.0%	29.3%	38.0%
2004	47.0%	49.1%	42.3%

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2003	-2.9%	-1.4%	3.1%	14.8%	5.5%
2004	-4.0%	-5.0%	0.8%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2003	42.9%	50.0%	42.9%	40.3%	39.7%
2004	44.4%	41.7%	n.m.

The Kitchen Collection, Inc.
(in millions, except percentage and number of stores)

	Net Cash Provided by (Used for) Operating Activities
	Q1	Q2	Q3	Q4	FY
2003	(8.0)	1.2	2.6	10.6	6.4
2004	(9.7)	(1.7)	(2.2)

	Net Cash Provided by (Used for) Investing Activities
	Q1	Q2	Q3	Q4	FY
2003	(0.3)	(0.5)	(0.1)	(0.3)	(1.2)
2004	(0.3)	(1.3)	(0.2)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2003	(8.3)	0.7	2.5	10.2	5.1
2004	(10.0)	(3.0)	(2.4)

	Net Cash Provided by (Used for) Financing Activities
	Q1	Q2	Q3	Q4	FY
2003	8.2	(0.6)	(2.5)	(9.6)	(4.5)
2004	9.3	3.0	2.5

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2003	—	—	—	3.8	3.8
2004	—	—	—

	Total Debt
	Q1	Q2	Q3	Q4	FY
2003	8.9	8.3	5.8	—	—
2004	9.3	12.4	14.8

	Equity
	Q1	Q2	Q3	Q4	FY
2003	10.4	10.2	10.6	10.5	10.5
2004	10.0	9.2	9.3

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2003	39.7%	36.5%	30.3%	33.3%	33.3%
2004	31.9%	28.7%	26.2%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Lignite Tons Delivered – Project Mines
	Q1	Q2	Q3	Q4	FY
2003	7.3	6.4	7.3	7.1	28.1
2004	7.2	5.8	7.2

	Lignite Tons Delivered – Non-project Mines
	Q1	Q2	Q3	Q4	FY
2003	1.9	1.7	1.8	2.0	7.4
2004	1.8	1.6	2.0

	Limerock Yards Delivered
	Q1	Q2	Q3	Q4	FY
2003	2.8	2.4	2.5	3.3	11.0
2004	4.2	5.1	4.5

	Revenues
	Q1	Q2	Q3	Q4	FY
2003	23.2	22.0	22.9	26.0	94.1
2004	25.9	27.0	29.8

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2003	3.9	2.6	4.7	3.7	14.9
2004	5.1	5.0	4.5

	Earnings of Unconsolidated Project Mining Subsidiaries
	Q1	Q2	Q3	Q4	FY
2003	8.6	7.8	8.2	7.1	31.7
2004	8.5	7.2	8.4

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2003	4.8	4.8	5.0	4.6	19.2
2004	4.8	5.2	5.1

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2003	7.7	5.6	7.9	6.2	27.4
2004	8.8	7.0	7.8

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	2.1	2.3	2.2	2.5	9.1
2004	1.9	1.9	1.9

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	0.1	0.1	0.1	(0.3)	—
2004	—	—	—

	Income Before Taxes and Cumulative Effect of
	Accounting Changes
	Q1	Q2	Q3	Q4	FY
2003	5.5	3.2	5.6	4.0	18.3
2004	6.9	5.1	5.9

	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2003	(1.3)	—	—	—	(1.3)
2004	—	—	—

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2003	16.8%	11.8%	20.5%	14.1%	15.8%
2004	19.7%	18.5%	15.1%

	Operating Expenses as a % of the Sum of Gross Profit
	Plus Earnings of Unconsolidated Project Mining Subsidiaries
	Q1	Q2	Q3	Q4	FY
2003	38.4%	46.2%	38.8%	42.6%	41.2%
2004	35.3%	42.6%	39.5%

	Operating Profit as a % of the Sum of Gross Profit Plus
	Earnings of Unconsolidated Project Mining Subsidiaries
	Q1	Q2	Q3	Q4	FY
2003	61.6%	53.8%	61.2%	57.4%	58.8%
2004	64.7%	57.4%	60.5%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2003	16.4%	n.m.	32.1%	n.m.	14.8%
2004	15.9%	27.5%	11.9%

The North American Coal Corporation
(in millions, except percentage data)

	Net Income
	Q1	Q2	Q3	Q4	FY
2003	3.3	3.2	3.8	4.0	14.3
2004	5.8	3.7	5.2

	Depreciation, Depletion and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2003	2.5	2.9	2.9	3.2	11.5
2004	2.9	2.9	3.0

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2003	1.7	19.1	3.7	1.7	26.2
2004	1.2	1.9	4.2

	Net Cash Provided by (Used for) Operating Activities
	Q1	Q2	Q3	Q4	FY
2003	6.6	9.4	11.4	9.9	37.3
2004	12.0	5.1	8.6

	Net Cash Provided by (Used for) Investing Activities
	Q1	Q2	Q3	Q4	FY
2003	(1.7)	(19.1)	(3.5)	(1.7)	(26.0)
2004	(1.2)	(1.5)	(4.3)

	Cash Flow Before Financing Activities (1)
	Q1	Q2	Q3	Q4	FY
2003	4.9	(9.7)	7.9	8.2	11.3
2004	10.8	3.6	4.3

	Net Cash Provided by (Used for) Financing Activities
	Q1	Q2	Q3	Q4	FY
2003	(4.9)	10.0	(7.3)	(9.1)	(11.3)
2004	(10.6)	(3.8)	(4.1)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2003	2.1	4.0	5.2	1.4	12.7
2004	3.7	2.1	1.0

	Total Debt
	Q1	Q2	Q3	Q4	FY
2003	124.5	138.5	136.4	128.7	128.7
2004	121.7	120.2	117.0

	Equity
	Q1	Q2	Q3	Q4	FY
2003	64.7	66.5	66.0	67.2	67.2
2004	71.3	75.3	79.2

	Return on Equity (2)
	Q1	Q2	Q3	Q4	FY
2003	27.4%	24.8%	24.4%	21.8%	21.8%
2004	25.0%	25.0%	26.0%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(2)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2003	(0.1)	—	(0.3)	(0.6)	(1.0)
2004	(2.4)	(2.5)	(0.6)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	0.2	(0.1)	—	(0.1)	—
2004	(0.2)	(0.1)	(0.1)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2003	0.3	0.7	0.2	0.9	2.1
2004	0.5	0.3	0.4

	Income (Loss) Before Taxes, Extraordinary Gain (Loss) and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2003	(0.6)	(0.6)	(0.5)	(1.4)	(3.1)
2004	(2.7)	(2.7)	(0.9)

	Extraordinary Gain (Loss)
	Q1	Q2	Q3	Q4	FY
2003	—	—	—	1.8	1.8
2004	—	—	—

	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2003	2.5	—	—	—	2.5
2004	—	—	—

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2003	0.9	(0.8)	0.1	2.4	2.6
2004	(4.3)	(1.1)	(0.6)